UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2023

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2023, Acadia Realty Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended March 31, 2023. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On the same day, the Company made available supplemental reporting information regarding the financial results, operations and portfolio of the Company as of and for the quarter ended March 31, 2023. A copy of the supplemental reporting information is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information included in this Item 2.02, including the information included in Exhibits 99.1 and 99.2 attached hereto, is intended to be “furnished” pursuant to Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a)(2) of the Securities Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of the Company was held on May 4, 2023. Shareholders representing 90,009,969 common shares of beneficial interest (“Common Shares”), or 94.57%, of the Common Shares outstanding as of the March 7, 2023 record date, either participated or were represented at the Annual meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares (“Shareholders”). The proposals are described in the Company’s definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission, on March 24, 2023.

The following table sets forth the final voting results of the proposals.

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1 - Election of Trustees:
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	87,576,623	433,824	3,538	1,995,984
Proposal 1b - Election of Trustee: Douglas Crocker II	86,044,720	1,965,942	3,323	1,995,984
Proposal 1c - Election of Trustee: Mark A. Denien	87,694,890	314,735	4,360	1,995,984
Proposal 1d - Election of Trustee: Kenneth A. McIntyre	86,798,340	1,211,391	4,254	1,995,984
Proposal 1e - Election of Trustee: William T. Spitz	83,757,595	4,252,044	4,346	1,995,984
Proposal 1f - Election of Trustee: Lynn C. Thurber	87,400,994	608,753	4,238	1,995,984
Proposal 1g - Election of Trustee: Lee S. Wielansky	85,233,353	2,776,258	4,374	1,995,984
Proposal 1h - Election of Trustee: Hope B. Woodhouse	87,059,099	950,551	4,335	1,995,984
Proposal 1i - Election of Trustee: C. David Zoba	76,158,670	11,851,065	4,250	1,995,984

	Votes Cast For	Votes Against	Abstentions
Proposal No. 2 - Ratification of the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	89,037,630	961,138	11,201

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 3: Advisory (Non-Binding) Approval of Named Executive Officer Compensation	82,470,251	5,508,153	35,581	1,995,984

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 4: Approval of the Company’s Amended and Restated 2020 Share Incentive Plan	82,446,745	5,535,351	31,889	1,995,984

	One-Year	Two-Year	Three-Year	Abstentions	Broker Non-Votes
Proposal No. 5: Advisory (Non-Binding) Approval on Frequency of Vote on Named Executive Officer Compensation	84,607,211	3,718	3,379,523	23,533	1,995,984

In accordance with the Board’s recommendation as set forth in the Company’s proxy statement for the Annual Meeting and consistent with the stated preference of the Company’s shareholders, the Board has determined that future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on this matter is held.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 2, 2023
99.2	Supplemental Reporting Information as of and for the quarter ended March 31, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
May 5, 2023	Title:	Executive Vice President and Chief Financial Officer